UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2007


                               Parke Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         New Jersey                    0-51338                  65-1241959
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


        601 Delsea Drive, Washington Township, New Jersey          08080
            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (856) 256-2500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

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                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                        Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

         On April 23, 2007, the Registrant issued a press release to report earnings for the quarter ended March 31, 2007. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits:

                  Exhibit 99 - Press Release, dated April 23, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       PARKE BANCORP, INC.


Date: April 23, 2007                   By: /s/Robert A. Kuehl
                                           -------------------------------------
                                           Robert A. Kuehl
                                           Senior Vice President/Chief Financial
                                           Officer
                                           (Duly Authorized Representative)